UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RMR Real Estate Fund RMR F.I.R.E. Fund RMR Preferred Dividend Fund RMR Asia Pacific Real Estate Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

RMR Real Estate Fund (RMR)
RMR F.I.R.E. Fund (RFR)
RMR Preferred Dividend Fund (RDR)
RMR Asia Pacific Real Estate Fund (RAP)

400 Centre Street, Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2007

To the Shareholders of the above Funds:

Notice is hereby given that the annual meetings of shareholders of each of RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Asia Pacific Real Estate Fund, each a Massachusetts business trust (individually, a “fund” and collectively, the “funds”), will be held at 400 Centre Street, Newton, Massachusetts 02458 on Tuesday, May 8, 2007, at 9:30 a.m. (Eastern Daylight Savings Time) and any adjournments or postponements thereof (for each fund, an “annual meeting” and collectively, the “annual meetings”), for the following purposes:

1.                To elect one trustee (i) with respect to each of RMR Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund, by holders of preferred shares of the applicable fund, voting separately as a class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified and (ii) with respect to RMR Asia Pacific Real Estate Fund, by holders of common shares of that fund, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified (“proposal 1”);

2.                To elect one trustee (i) with respect to each of RMR Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund, by holders of common shares and preferred shares of the applicable fund, voting together as a single class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified and (ii) with respect to RMR Asia Pacific Real Estate Fund, by holders of common shares of that fund, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified (“proposal 2”);

3.                To approve an amendment to each fund’s declaration of trust to explicitly provide that any shareholder that breaches the fund’s declaration of trust or bylaws will indemnify and hold harmless the fund from and against all costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s breach, together with interest on such amounts, (i) with respect to each of RMR Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund, by holders of common shares and preferred shares of the applicable fund, voting together as a single class, and (ii) with respect to RMR Asia Pacific Real Estate Fund, by holders of common shares of that fund (“proposal 3”); and

4.                To transact such other business as may properly come before the annual meetings or any adjournment or postponements thereof.

THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES OF EACH FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3 WITH RESPECT TO THE APPLICABLE FUND.

We encourage you to contact the firm assisting the funds in the solicitation of proxies, Innisfree M&A Incorporated (“Innisfree”), if you have any questions or need assistance in voting your shares. Shareholders may call Innisfree, toll free, at                .

Shareholders of record at the close of business on February 9, 2007, are entitled to notice of and to vote at the annual meetings.

By order of the Boards of Trustees,

JENNIFER B. CLARK, Secretary of each of RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, and RMR Asia Pacific Real Estate Fund

Newton, Massachusetts

March   , 2007

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THAT VOTE WILL REVOKE ANY PROXY YOU PREVIOUSLY SUBMITTED. IF YOU HOLD SHARES IN THE NAME OF A BROKERAGE FIRM, BANK, NOMINEE OR OTHER INSTITUTION, YOU MUST PROVIDE A LEGAL PROXY FROM THAT INSTITUTION IN ORDER TO VOTE YOUR SHARES AT THE MEETING. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SEND IN YOUR PROXY CARD TODAY.

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

RMR Real Estate Fund (RMR)
RMR F.I.R.E. Fund (RFR)
RMR Preferred Dividend Fund (RDR)
RMR Asia Pacific Real Estate Fund (RAP)

400 Centre Street, Newton, Massachusetts 02458

JOINT PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, May 8, 2007

March   , 2007

This joint proxy statement is furnished in connection with the solicitation by the boards of trustees (each a “board” and collectively, the “boards”), and the trustees (each trustee a “trustee” and collectively, the “trustees”) of each of RMR Real Estate Fund (RMR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR) and RMR Asia Pacific Real Estate Fund (RAP), each a Massachusetts business trust (each a “fund,” and collectively, the “funds”), of proxies to be voted at the annual meeting of shareholders to be held at 400 Centre Street, Newton, Massachusetts 02458 on Tuesday, May 8, 2007, at 9:30 a.m. (Eastern Daylight Savings Time) and at any and all adjournments or postponements thereof (for each fund, an “annual meeting” and collectively, the “annual meetings”).

The following table indicates the proposals in respect of which votes are solicited by this proxy statement and the class of shares solicited for each proposal:

Proposal	Description	Class of Shares Voting
Proposal 1	To elect one trustee	Preferred shares with respect to RMR, RFR and RDR; and common shares with respect to RAP.
Proposal 2	To elect one trustee	Preferred shares and common shares, voting together as a single class, with respect to RMR, RFR and RDR; and common shares with respect to RAP.
Proposal 3

To approve an amendment to each fund’s declaration of trust to explicitly provide that any shareholder that breaches the fund’s declaration of trust or bylaws will indemnify and hold harmless the fund from and against all costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s breach, together with interest on such amounts

Preferred shares and common shares, voting together as a single class, with respect to RMR, RFR and RDR; and common shares with respect to RAP.

This joint proxy statement and the enclosed proxy cards are being first sent to shareholders on or about March   , 2007. Each fund will furnish, without charge, a copy of its most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the fund at 400 Centre Street, Newton, MA 02458 (toll free telephone number (866) 790-8165). Copies can also be obtained by visiting the funds’ website at www.rmrfunds.com.*

*                    The internet address for the funds is included several times in this joint proxy statement as a textual reference only and the information on the website is not incorporated by reference into this joint proxy statement.

The record date for each annual meeting is February 9, 2007. Only shareholders of record as of the close of business on February 9, 2007, are entitled to notice of, and to vote at, the applicable annual meetings and any postponement or adjournment thereof. As of the record date, each fund had the following outstanding shares:

Fund	AMEX Symbol†	Number of Common Shares	Series and Number of Preferred Shares
RMR Real Estate Fund	RMR	6,824,000	Series T 2,000
RMR F.I.R.E. Fund	RFR	1,484,000	Series W 800
RMR Preferred Dividend Fund	RDR	2,617,646	Series M 900
RMR Asia Pacific Real Estate Fund	RAP	1,755,000	None

†                    The common shares of each Fund are listed on the American Stock Exchange, or AMEX.

The principal executive offices of the funds are located at 400 Centre Street, Newton, Massachusetts 02458.

A quorum of shareholders is required to take action at each annual meeting. Thirty three and one third percent (33 1/3%) of the shares of a fund entitled to vote on a particular matter at that fund’s annual meeting, represented in person or by proxy, will constitute a quorum for voting on that particular matter. Common shares and preferred shares, if any, of a fund represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for that fund’s annual meeting. Votes cast by proxy or in person at each annual meeting will be tabulated by the inspector of election appointed for that annual meeting.

Abstentions with respect to a fund will be counted as shares present for purposes of determining whether a quorum is present at that fund’s annual meeting. Abstentions with respect to a fund will have no effect on the outcome of the vote on proposals 1, 2 and 3 at that fund’s annual meeting.

Failure of a quorum to be present at any annual meeting will necessitate adjournment of that meeting and will subject that fund to additional expense. An adjournment of an annual meeting will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

The holders of the outstanding common and preferred shares, if any, of each fund are entitled to one vote per share with respect to proposals of that fund upon which such holders are entitled to vote.

Approval of proposals 1 and 2 for each fund requires the affirmative vote of a plurality of that fund’s shares entitled to vote on such proposal for that fund. Approval of proposal 3 for each fund requires a majority of the present (whether in person or by proxy) and properly voted shares of that fund at the annual meeting vote in favor of such proposal for that fund. The board of each fund has approved the amendment to be voted on in proposal 3 but made its approval subject to the approval of the fund’s shareholders by the vote referred to in the preceding sentence.

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions with respect to a fund as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR proposals 1, 2 and 3 to the extent that your shares are entitled to be voted on the proposals.

If your fund shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy card to be signed for your fund shares.

Any proxies may be revoked at any time before they are voted at a fund’s annual meeting by timely filing with that fund a written notice of revocation, by timely delivering to that fund a duly executed proxy bearing a later date or by attending that fund’s annual meeting and voting in person.

IMPORTANT:  If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy card to be signed for your shares. If you have any questions or need assistance in voting your shares, please call the firm assisting the funds in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Call Toll Free at

The proposals for shareholder votes and the recommendations of the boards of trustees with regard to each proposal are set forth below.

INFORMATION RELATING TO TRUSTEES.

Each fund’s board is divided into three classes. For each fund, there is one trustee (Mr. Harrington) in class I whose current term expires in 2008. For each fund, there are two trustees in class II (Messrs. Bailey and Martin) whose current terms expire in 2009. For each fund, there are two trustees in class III (Messrs. Portnoy and Koumantzelis) whose current terms expire in 2007 and who are being proposed for re-election. Trustees in each class of a fund are elected and hold office for a term expiring at the fund’s annual meeting held in the third year following the year of their election, with each trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Pursuant to the organizational documents of each of RMR, RFR and RDR, generally holders of preferred shares of RMR, RFR and RDR, voting separately as a single class, elect two trustees (Messrs. Martin and Koumantzelis presently represent the holders of each of those fund’s preferred shares) to the applicable fund, and the remaining trustees of those funds are elected by the applicable holders of the common shares and preferred shares of RMR, RFR and RDR, voting together as a single class. The holders of common shares of RAP elect all of the trustees of RAP.

A majority of the trustees of each fund’s board are not “interested persons” within the meaning of the Investment Company Act of 1940, as amended, or the “1940 Act.”  Messrs. Harrington, Bailey and Koumantzelis are not “interested persons” of any of the funds within the meaning of the 1940 Act, and are sometimes referred to herein as “disinterested trustees.”

The board of each fund has determined that a majority of the trustees of its fund’s board are independent trustees pursuant to the corporate governance standards for companies listed on the AMEX. In determining independence pursuant to AMEX standards, each year each fund’s board affirmatively determines whether trustees have a direct or indirect material relationship with that fund or its affiliates.

When assessing a trustee’s relationship with a fund or its affiliates, each board considers all relevant facts and circumstances, not merely from the trustee’s standpoint but also from that of the persons or organizations with which the trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. The board of each fund has determined that, with respect to its fund, Messrs. Harrington, Bailey and Koumantzelis currently qualify as independent under AMEX rules. Additional information regarding the nominees and trustees is included in this joint proxy statement under the heading “Information Regarding Nominees and Trustees of the Funds.”

Proposal 1: Election of one trustee in class III of each fund’s board of trustees by holders of preferred shares, voting separately as a single class, with respect to RMR, RFR and RDR, and by holders of common shares with respect to RAP.

ELECTION OF TRUSTEE

In proposal 1, with respect to each of RMR, RFR and RDR, holders of preferred shares, voting separately as a single class, and with respect to RAP, holders of common shares, are being asked to elect Mr. Portnoy when his term as a class III trustee of the applicable fund expires in 2007. Holders of common shares of RMR, RFR and RDR are not entitled to vote for Mr. Portnoy.

In making their recommendation below, the nominating committees and boards of each fund considered Mr. Portnoy’s qualifications for service on the board of the applicable fund. The nominating committees considered the quality of his past services to the fund, his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; and other matters that the nominating committees and boards deemed appropriate. Mr. Portnoy has been designated as a class III trustee by each respective board of the funds and is the nominee of the boards of RMR, RFR and RDR for election by the preferred shareholders of those funds, and a nominee of the board of RAP for election by the common shareholders of RAP, at each of those funds’ annual meeting to serve until the 2010 annual meeting, and to hold office until the expiration of the term of the class III trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

It is the intention of the persons named in the enclosed proxies to vote the shares represented thereby FOR the election of Mr. Portnoy, unless a proxy is marked otherwise. Mr. Portnoy has agreed to serve as trustee of each fund if elected. However, if Mr. Portnoy becomes unable or unwilling to accept nomination for election to the board of any fund, the proxies will be voted for a substitute nominee designated by that fund’s present board. The boards have no reason to believe that Mr. Portnoy will be unable to serve.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF MR. PORTNOY.

Proposal 2: Election of one trustee in class III of each fund’s board of trustees by holders of common shares and preferred shares, voting together as a single class with respect to RMR, RFR and RDR, and by holders of common shares of RAP.

ELECTION OF TRUSTEE

In proposal 2, with respect to RMR, RFR and RDR, holders of common shares and preferred shares of each fund, voting together as a single class, and with respect to RAP, holders of common shares, are being asked to elect Mr. Koumantzelis when his term as a Class III trustee of the applicable fund expires in 2007.

In making their recommendation below, the nominating committees and boards of each fund considered Mr. Koumantzelis’ qualifications for service on the board of the applicable fund. The nominating committees considered the quality of his past services to the fund, his business and personal experience and reputation for integrity, intelligence, sound judgment and his expertise in complex financial issues and ability to make meaningful inquiries in that regard; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; his status as a person who would qualify as an independent trustee; and other matters that the nominating committees and boards deemed appropriate. Mr. Koumantzelis has been designated as a class III trustee by each respective board of the funds and is the nominee of the boards of RMR, RFR and RDR for election by preferred shareholders and common shareholders of those funds, and a nominee of the board of RAP for election by the common shareholders of RAP, at each of those funds’ annual meeting to serve until the 2010 annual meeting, and to hold office until the expiration of the term of the class III trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

It is the intention of the persons named in the enclosed proxies to vote the shares represented thereby FOR the election of Mr. Koumantzelis, unless a proxy is marked otherwise. Mr. Koumantzelis has agreed to serve as trustee of each fund if elected. However, if Mr. Koumantzelis becomes unable or unwilling to accept nomination for election to the board of any fund, the proxies will be voted for a substitute nominee designated by that fund’s present board. The boards have no reason to believe that Mr. Koumantzelis will be unable to serve.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF MR. KOUMANTZELIS.

Proposal 3: Amendment to each fund’s declaration of trust to explicitly provide that any shareholder that breaches the fund’s declaration of trust or bylaws will indemnify and hold harmless the fund from and against all costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s breach, together with interest on such amounts.

AMENDMENT TO DECLARATION OF TRUST

In proposal 3, with respect to RMR, RFR and RDR, holders of common shares and preferred shares of each fund, voting together as a single class, and with respect to RAP, holders of common shares, are being asked to approve an amendment to the applicable fund’s declaration of trust. This amendment explicitly provides that any shareholder that breaches the fund’s declaration of trust or bylaws will indemnify and hold harmless the fund from and against all costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s breach, together with interest on such amounts.

Although the funds could currently seek reimbursement from any shareholder that breaches the fund’s declaration of trust or bylaws for costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s breach, the board of each fund has determined that it would be preferable to make such an obligation explicit. The funds’ boards unanimously approved the amendment to their respective declarations of trust to explicitly provide for such an obligation by adding the following new Section 5 to Article X of the declaration of trust of each fund and renumbering the current Sections 5 through 10 of Article X of each such declaration of trust accordingly:

Section 5             Indemnification of the Trust.   Each shareholder will indemnify and hold harmless the Trust (and, if applicable, any Charitable Trustee) from and against all costs, expenses, penalties, fines and other amounts, including, without limitation, attorneys’ and other professional fees, whether third party or internal, arising from such shareholder’s breach of any provision of this Declaration or Bylaws, including, without limitation, Sections 2.1 through 2.6 of Article V, and shall pay such sums to the Trust upon demand, together with interest on such amounts, which interest will accrue at the lesser of 15% per annum compounded and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of repayment by the Trust.

RMR Hospitality and Real Estate Fund (“RHR”, and, collectively with the funds, the “RMR Funds”), one of the RMR Funds, has experienced substantial cost and expense through the willful failure of a shareholder to abide by that fund’s limitation on share ownership. The funds’ boards believe that similar restrictions in the funds’ declarations of trust provide a meaningful benefit to the funds and their shareholders. To help protect the funds and their shareholders from the burden of such expense, the proposed amendment would explicitly require the shareholder who breaches the ownership limitations under the declaration of trust or breaches other provisions of the declaration of trust or bylaws, to indemnify and hold harmless the fund from and against all costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s breach, together with interest on such amounts. To the extent that the proposed amendment increases the effectiveness of the restrictions on transfer and ownership of shares it could have the effect of delaying or preventing a change of control of the funds. RMR is aware of a Schedule 13D dated February 23, 2007 that was jointly filed by Bulldog Investors, Phillip Goldstein and Andrew Dakos with the Securities and Exchange Commission, or “SEC,” on February 23, 2007, appearing to report beneficial ownership of common shares of RMR representing approximately 6.07% of RMR’s outstanding common shares. This filing was made with respect to RHR, but RMR believes, based on the disclosure included therein, that the filing in fact relates to RMR. Although RMR is aware of this Schedule 13D, the proposed amendment is not being proposed in response to that Schedule 13D or the accumulation of RMR shares reported by the filing persons of that Schedule 13D. In addition, the proposed amendment is not the result of a fund’s management’s knowledge of any other specific effort to accumulate shares of a particular fund or to obtain control of a fund.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE FUND’S DECLARATION OF TRUST.

SOLICITATION OF PROXIES

The funds will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of proxy materials. The funds will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the funds and obtain their voting instructions. The funds will reimburse those firms for their expenses. In addition, the funds have retained Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for a fee not to exceed $[      ] plus reimbursement for out of pocket expenses. The funds have agreed to indemnify Innisfree against certain liabilities arising out of the funds’ agreement with Innisfree.

INFORMATION REGARDING NOMINEES AND TRUSTEES OF THE FUNDS

Certain information concerning the nominees and trustees of the funds is set forth below. All of the nominees for each fund are currently trustees of those funds. Each trustee of the funds also serves as a trustee of RHR. Each RMR Fund is a closed end registered investment management company advised by RMR Advisors, Inc. (“RMR Advisors”). MacarthurCook Investment Managers Limited serves as a subadvisor to RAP. The “interested persons” (as defined by Section 2(a)(19) of the 1940 Act) who are trustees of the funds are noted as “interested trustees.” Unless otherwise specified, the business address of the nominees and trustees of the funds, and of RMR Advisors, is 400 Centre Street, Newton, Massachusetts 02458. The business address of MacarthurCook Investment Managers Limited is Level 4, 30 Collins Street, Melbourne, Victoria 3000, Australia.

During 2006, the boards of RMR, RFR and RDR each held seven meetings and the board of RAP held six meetings. No trustee attended less than 75% of the meetings of any fund’s board or board committee on which he served. All members of the board of a fund are encouraged, but not required, to attend that fund’s annual meeting of shareholders. All members of the board of each of RMR, RFR and RDR fund attended that fund’s annual meeting of shareholders held in 2006. RAP did not hold an annual meeting of shareholders in 2006 as RAP had only a partial year of operations in 2006.

Biographical and other information as of February 7, 2007, relating to the trustee nominees standing for election at the 2007 annual meetings are set forth below. Mr. Portnoy is an “interested person,” as defined by the 1940 Act, of the funds as a result of his ownership of, and current positions with, RMR Advisors. Mr. Koumantzelis is not an “interested person,” as defined in the 1940 Act, of any fund. He is also a member of each fund’s audit, compensation, and nominating committees.

Name and age.	Position held with the Fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by trustee.	Number of RMR Funds overseen by nominee for trustee.
Interested Trustee Nominee
Barry M. Portnoy (61)	Class III Trustee to serve until 2007. Three years.	Chairman of Reit Management & Research LLC—1986 to present; Chairman of RMR Advisors—2002 to present; portfolio manager of each of the RMR Funds other than RMR Asia Pacific Real Estate Fund—inception to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to present; managing trustee of Hospitality Properties Trust—1995 to present; managing trustee of HRPT Properties Trust—1986 to present; managing director of TravelCenters of America LLC—2006 to present.	5

Disinterested Trustee Nominee
Arthur G. Koumantzelis (76)	Class III Trustee to serve until 2007. Three years.	President and Chief Executive Officer of Gainesborough Investments LLC—1998 to present; trustee of Hospitality Properties Trust—1995 to 2007; director of TravelCenters of America LLC—2007 to present; director of Five Star Quality Care, Inc.—2001 to present; trustee of Senior Housing Properties Trust—1999 to 2003.	5

Biographical and other information as of February 7, 2007, relating to the trustees who are not standing for reelection at the 2007 annual meetings are set forth below. Mr. Martin is an “interested person,” as defined in the 1940 Act, of each fund as a result of his former ownership of, and current positions with, RMR Advisors. Neither of Messrs. Harrington and Bailey are an “interested person,” as defined by the 1940 Act, of any fund. Messrs. Harrington and Bailey are members of each fund’s audit, compensation, and nominating committees.

Name and age.	Position held with the Fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by trustee.	Number of RMR Funds overseen by trustee.
Disinterested Trustees
Frank J. Bailey (51)	Class II Trustee to serve until 2009. Three years.	Partner in the Boston law firm of Sherin and Lodgen LLP; trustee of Hospitality Properties Trust—2003 to present; trustee of Senior Housing Properties Trust—2002 to present; director of Appleseed Foundation, Washington, D.C.—1997 to present.	5

John L. Harrington (70)	Class I Trustee to serve until 2008. Three years.

Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust)—2002 to 2003 and 2007 to present; President, Executive Director and trustee of the Yawkey Foundation—1982 to 2006; trustee of the JRY Trust—1982 to present; Principal of Bingham McCutchen Sports Consulting LLC—2007 to present; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club—1973 to 2001; President of Boston Trust Management Corp.—1981 to 2006; trustee of Hospitality Properties Trust—1995 to present; director of Five Star Quality Care, Inc.—2001 to 2003; trustee of Senior Housing Properties Trust—1999 to present.

5

Interested Trustee
Gerard M. Martin (72)	Class II Trustee to serve until 2009. Three years.	Director of Reit Management & Research LLC—1986 to present; director and vice president of RMR Advisors—2002 to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to present; managing trustee of Hospitality Properties Trust—1995 to 2007; managing trustee of HRPT Properties Trust—1986 to 2006.	5

COMPENSATION OF TRUSTEES

Trustees who are “interested persons,” as defined by the 1940 Act, receive no compensation for services as a trustee from any RMR Fund. The following table sets forth the compensation of the disinterested trustees for service to the RMR Funds for the fiscal year ended December 31, 2006.

	Compensation from RMR	Compensation from RFR	Compensation from RDR	Compensation from RAP	Total Compensation from the fund complex
Frank J. Bailey	$6,650	$6,650	$6,650	$5,600	$32,200
John L. Harrington	$6,300	$6,300	$6,300	$5,250	$30,450
Arthur G. Koumantzelis	$6,300	$6,300	$6,300	$5,250	$30,450

The differences in compensation paid to the disinterested trustees from each of RMR, RFR, RDR and RAP are a reflection of the fact that RAP had only a partial year of operation in 2006. Until changed by a vote of the respective fund’s boards, the compensation payable to each disinterested trustee by each fund in the fund complex is as follows:

Timing and Description	Amount
At the first meeting of the board of trustees following the annual meeting of shareholders, an annual retainer	$3,500
For each meeting of the board of trustees or a board committee which is attended, an attendance fee*	$350

*                    Only one attendance fee is payable if more than one meeting for a fund is held on the same day.

In addition to the compensation paid to disinterested trustees, each fund reimburses all its trustees for expenses incurred in connection with their duties as trustees.

Any shareholder of a fund or other interested party of a fund who desires to communicate with the fund’s trustees, individually or as a group, may do so by visiting the website of the RMR Funds (www.rmrfunds.com), by calling the fund’s toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, in care of the Chief Compliance Officer and Director of Internal Audit, RMR Funds, 400 Centre Street, Newton, MA 02458. The Chief Compliance Officer and Director of Internal Audit will deliver communications to the appropriate persons.

BOARD COMMITTEES

Each fund has an audit committee, a compensation committee and a nominating committee. Each board has adopted charters for each of these committees with respect to its fund. Each of these board committees is comprised of Messrs. Harrington, Bailey and Koumantzelis, the disinterested trustees, who are independent under applicable AMEX listing standards.

The primary function of each audit committee is to assist its board’s oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. Each audit committee is directly responsible for the selection of independent accountants. Each board determined that Mr. Koumantzelis is “independent” as defined by the rules of the SEC and the AMEX, and based upon his education and experience, possessed the requisite qualifications for designation, and so designated him as each fund’s audit committee financial expert. A copy of the audit committees’ charter is available on RMR Fund’s website at www.rmrfunds.com. During 2006, the audit committees of RMR, RFR, and RDR each held five meetings. The RAP audit committee held three meetings in 2006.

The primary function of each compensation committee is to determine and review the fees paid by its fund to its trustees and to recommend to its fund’s board the compensation payable to the Chief Compliance Officer and Director of Internal Audit of the fund. In 2006, the compensation committee of each fund held one meeting.

The primary function of each fund’s nominating committee is to (i) identify individuals qualified to become trustees and recommend that the board selects, trustee nominees for each annual meeting of the fund’s shareholders or when vacancies occur and (ii) consider nominations of persons for election by the board by its fund’s shareholders. The compensation committee and nominating committee charters are included on RMR Funds’ website at www.rmrfunds.com. During 2006, the nominating committees of RMR, RFR and RDR each held one meeting. The RAP nominating committee did not hold any meetings in 2006.

SHAREHOLDER NOMINATIONS AND PROPOSALS

Each fund’s declaration of trust requires compliance with certain procedures for a fund shareholder to properly make a nomination for election to the board or to propose other business for the fund. If a shareholder who is entitled to do so under a fund’s declaration of trust wishes to nominate a person or persons for election to the board or propose other business for the fund, that shareholder must provide a written notice to the fund’s Secretary at 400 Centre Street, Newton, MA 02458. The notice must set forth specified information about the nominee, the shareholder making the nomination and associates of that shareholder, and provide to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the shareholder’s nomination or proposal. If the notice pertains to a nomination, the notice must include a written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected. To be timely, the notice must be delivered to the fund’s Secretary not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of shareholders of the fund. If the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year’s annual meeting of shareholders of the fund, notice by the shareholder must be delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (i) the 90th day prior to the date of mailing of the notice for such annual meeting or (ii) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the fund.

Copies of each fund’s declaration of trust, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the fund’s Secretary at 400 Centre Street, Newton, MA 02458. Any shareholder of a fund considering making a nomination or proposal should carefully review and comply with those provisions of the fund’s declaration of trust.

Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at a fund’s 2008 annual meeting of shareholders must be received at the fund’s principal executive offices on or before               , 2007, in order to be considered for inclusion in the fund’s proxy statement for its 2008 annual meeting of shareholders. The fund’s declaration of trust requires that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the fund’s declaration of trust, not later than                2007 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered “untimely” within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than               , 2007.

SELECTION OF CANDIDATES FOR TRUSTEES

The board of each fund has established guidelines which set forth the qualifications for service on the board. These guidelines may be changed from time to time by the board upon the recommendation of the nominating committee. The board nominates individuals to be elected by shareholders as trustees. The board also elects trustees to fill vacancies which may occur from time to time. In both these circumstances, each board will act upon recommendations made by its nominating committee.

A purpose of each fund’s nominating committee is to consider candidates for election as trustees who are recommended by shareholders. To be considered by the fund’s nominating committee, a shareholder nomination must be made in accordance with the provisions of the fund’s declaration of trust, including the procedures referred to above under the heading “Shareholder Nominations and Proposals.”

The nominating committee may request additional information about the shareholder nominee or about a recommending shareholder.

In considering candidates to serve as trustees, the nominating committee seeks individuals who have qualities which the committee believes may be effective in serving the fund’s long term best interests. Among the characteristics which the nominating committee considers are the following: the quality of the candidate’s past services to the fund, if any; the business and personal experience of the candidate and their relevance to the fund’s business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to board business; the familiarity of the candidate with the responsibilities of service on the board of a publicly owned company; whether the candidate would be an independent trustee if elected as a trustee; and other matters that the nominating committee deems appropriate. In seeking candidates for trustee who have not previously served as a trustee of the fund, the nominating committee may use the business, professional and personal contacts of its members, it may accept recommendations from other trustees, and, if it considers it appropriate, it may engage a professional search firm. In 2006 none of the funds paid any third party to identify or to assist in the evaluation of any candidate for election to the board.

Shareholder recommendations which meet the requirements set forth above will be considered using the same criteria as other candidates considered by a nominating committee.

OFFICERS OF THE FUNDS

Biographical and other information relating to the executive officers of each fund as of February 7, 2007, is set forth below. The President, the Treasurer and the Secretary of each fund are elected annually by the fund’s trustees. Any other officers of a fund may be elected or appointed by the fund’s trustees at any time. Unless otherwise indicated, the principal business address of each officer of each fund is 400 Centre Street, Newton, Massachusetts 02458.

Name and Age.	Position(s) held with each fund and length of time served. (Approx. number of years served.)	Other principal occupations during past 5 years.
Thomas M. O’Brien (40)	President: RMR (5); RFR (3); RDR (2); and RAP (1).

President and director of RMR Advisors—2002 to present; portfolio manager of each of the RMR Funds other than RAP—inception to present; Senior Vice President of Reit Management & Research LLC—2006 to present; Vice President of Reit Management & Research LLC—1996 to 2006; managing director of TravelCenters of America LLC—2006 to present; Executive Vice President, Hospitality Properties Trust—2002 to 2003; Treasurer and Chief Financial Officer, Hospitality Properties Trust—1996 to 2002.

Mark L. Kleifges (46)	Treasurer: RMR (3); RFR (3); RDR (2); and RAP (1).

Senior Vice President of Reit Management & Research LLC—2006 to present; Vice President of Reit Management & Research LLC—2002 to 2006; Treasurer of RMR Advisors—2004 to present; Vice President of RMR Advisors—2003 to 2004; Treasurer and Chief Financial Officer, Hospitality Properties Trust—2002 to present; Partner, Arthur Andersen LLP—1993 to 2002.

Jennifer B. Clark (45)	Secretary and Chief Legal Officer: RMR (5); RFR (3); RDR (2) and RAP (1).

Senior Vice President and General Counsel of Reit Management & Research LLC—2006 to present; Vice President and General Counsel of Reit Management & Research LLC—1999 to 2006; Vice President, Secretary and Chief Legal Officer of RMR Advisors—2002 to present; Senior Vice President of HRPT Properties Trust—1999 to present.

James J. McKelvey (48)	Vice President: RMR (3); RFR (3); RDR (2); and RAP (1).

Vice President of RMR Advisors—2004 to present; portfolio manager of RMR and RHR—2004 to present; portfolio manager of RFR and RDR—inception to present; portfolio manager and senior research officer for John Hancock Funds—1997 to 2004.

John C. Popeo (46)	Vice President: RMR (4); RFR (3); RDR (2); and RAP (1).

Chief Financial Officer, Senior Vice President and Treasurer of Reit Management & Research LLC—2006 to present; Treasurer of Reit Management & Research LLC—1997 to 2006; Treasurer of RMR—2002 to 2004; Vice President of RMR Advisors—2004 to present; Treasurer of RMR Advisors—2002 to 2004; Treasurer, Chief Financial Officer and Secretary of HRPT Properties Trust—1999 to present.

Adam D. Portnoy (1) (36)	Vice President: RMR (3); RFR (3); RDR (2); and RAP (1).

President and Chief Executive Officer of Reit Management & Research LLC—2006 to present; Vice President of Reit Management & Research LLC—2003 to 2006; Vice President of RMR Advisors—2003 to present; managing trustee of HRPT Properties Trust—2006 to present; managing trustee of Hospitality Properties Trust—2007 to present; Executive Vice President of HRPT Properties Trust—2003 to 2006; Senior Investment Officer, International Finance Corporation, a member of the World Bank Group—2001 to 2003.

William J. Sheehan (62)	Chief Compliance Officer and Director of Internal Audit: RMR (3); RFR (3); RDR (2); and RAP (1).

Director of Internal Audit of RMR Funds and Chief Compliance Officer of RMR Funds and of RMR Advisors—2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc.—2003 to present; Director of Internal Audit of TravelCenters of America LLC—2007 to present; trustee of Hospitality Properties Trust—1995 to 2003; Executive Vice President, Ian Schrager Hotels LLC—1999 to 2003.

(1)          Adam D. Portnoy is the son of Barry M. Portnoy, a trustee of the funds.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To each fund’s knowledge, no person beneficially owned more than 5% of the fund’s respective outstanding common shares as of February 7, 2007, except as set forth below. To each of RMR’s, RFR’s and RDR’s knowledge, as of February 7, 2007, no person beneficially owned more than 5% of the respective fund’s outstanding preferred shares. To each fund’s knowledge, as of February 7, 2007, none of its officers or trustees owned 1% or more of the outstanding common shares of the fund, except as set forth below. To each of RMR’s, RFR’s and RDR’s knowledge, as of February 7, 2007, none of its officers or trustees owned any preferred shares of RMR, RFR or RDR. Collectively, to each fund’s knowledge, as of February 7, 2007, the officers and trustees of the funds beneficially own, as a group, in the aggregate 194,564, 240,903, 80,712 and 47,900 common shares of RMR, RFR, RDR, and RAP, respectively, representing 2.85%, 16.23%, 3.08% and 2.73%, respectively, of those respective funds’ outstanding common shares as of February 7, 2007. Unless otherwise indicated below, to each fund’s knowledge, each owner named below has sole voting and investment power for all shares shown to be beneficially owned by that person and owns those shares directly.

Title of Share Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Share Class
RMR
Common shares	Barry M. Portnoy (1)	78,207	(2)	1.15%
Common shares	Gerard M. Martin (1)	81,082	(3)	1.19%

RFR
Common shares	Barry M. Portnoy (1)	122,341	(2)	8.24%
Common shares	Gerard M. Martin (1)	116,846	(3)	7.87%

RDR
Common shares	Barry M. Portnoy (1)	41,716	(2)	1.59%
Common shares	Gerard M. Martin (1)	35,648	(3)	1.36%

RAP
Common shares	Barry M. Portnoy (1)	18,333	(2)	1.04%

(1)          The address of each of Messrs. Portnoy and Martin is 400 Centre Street, Newton, Massachusetts 02458.

(2)          69,238, 117,607, 35,922 and 13,333 common shares of RMR, RFR, RDR and RAP, respectively, are beneficially owned by Mr. Portnoy by virtue of Mr. Portnoy’s 100% ownership of a corporation, which directly owns those shares, and 8,969, 4,734, 5,794 and 5,000 common shares of RMR, RFR, RDR and RAP, respectively, are beneficially owned by Mr. Portnoy by virtue of his 55% ownership of RMR Advisors, which directly owns those shares.

(3)          81,082, 116,846 and 35,648 common shares of RMR, RFR and RDR, respectively, are beneficially owned by Mr. Martin by virtue of Mr. Martin’s 100% ownership of a corporation, which directly owns those shares.

RMR is aware of a Schedule 13D dated February 23, 2007 that was jointly filed by Bulldog Investors, Phillip Goldstein and Andrew Dakos with the SEC on February 23, 2007, appearing to report beneficial ownership of 414,500 common shares of RMR, representing approximately 6.07% of RMR’s outstanding common shares. This filing was made with respect to RHR, but RMR believes, based on the disclosure included therein, that the filing in fact relates to RMR. Based on the disclosure included in that

Schedule 13D, the reporting persons beneficially owned as of February 7, 2007, 14,800 common shares of RMR, representing less than 1% of RMR’s outstanding common shares as of that date.

On February 14, 2007, UBS AG filed with the SEC, on behalf of itself and its subsidiaries listed therein, a Schedule 13G dated the same date, reporting beneficial ownership of 154,344 RAP common shares, representing 8.79% of RAP’s outstanding common shares.

The following table sets forth, for each trustee and nominee, the aggregate dollar range of each fund’s equity securities beneficially owned and equity securities in RMR Funds overseen or to be overseen by each fund trustee or nominee beneficially owned as of February 7, 2007. The information as to beneficial ownership is based on statements furnished to the funds by such trustees and nominees.

Name	Dollar range of equity securities in RMR	Dollar range of equity securities in RFR	Dollar range of equity securities in RDR	Dollar range of equity securities in RAP	Aggregate dollar range of equity securities in all of the funds overseen by the trustees in family of investment companies
Interested Trustees
Barry M. Portnoy	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Gerard M. Martin	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Disinterested Trustees
John L. Harrington	Over $100,000	None	None	None	Over $100,000
Frank J. Bailey	$10,001—$50,000	None	None	None	$10,001—$50,000
Arthur G. Koumantzelis	$1—$10,000	$1—$10,000	$1—$10,000	$1—$10,000	$10,001—$50,000

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that fund trustees, executive officers, and persons who own more than 10% of a registered class of a fund’s equity securities, as well as the funds’ investment advisors and their officers and directors, file reports of ownership and changes in ownership of securities with the SEC and AMEX. A fund’s executive officers, trustees, and greater than 10% shareholders, as well as the funds’ investment advisors and their officers and directors, are required to furnish the fund with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of these reports furnished or written representations that no such reports were required, each fund believes that, during 2006, all filing requirements applicable to its executive officers, trustees, and greater than 10% shareholders, as well as RMR Advisors and its officers and directors (and with respect to RAP, its subadvisor and the subadvisor’s officers and directors), were timely met.

OTHER INFORMATION ABOUT THE FUNDS’ ADVISORS AND ADMINISTRATOR

RMR Advisors, located at 400 Centre Street, Newton, Massachusetts 02458, serves as the investment advisor manager and administrator for each fund. RMR Advisors was founded in 2002 and is owned by Barry M. Portnoy and Adam D. Portnoy. State Street Bank & Trust Company, located at One Federal Street, Boston, Massachusetts 02206, is each fund’s sub-administrator. MacarthurCook Investment Managers Limited serves as a subadvisor to RAP and its business address is Level 4, 30 Collins Street, Melbourne, Victoria 3000, Australia.

The fund advisory agreements with RMR Advisors were initially approved by the shareholders of RMR, RFR, RDR, and RAP in 2003, 2004, 2005, and 2006, respectively. On October 6, 2006, the trustees of each of RMR, RFR and RDR approved the continuation of the investment advisory agreement with RMR Advisors and the continuation of the administration agreement with RMR Advisors. On April 20, 2006, the trustees of RAP approved RAP’s investment advisory agreement with RMR Advisors, and RAP’s administration agreement with RMR Advisors, for a two year period. Each advisory agreement calls for fees to RMR Advisors equal to an annual percentage of each fund’s managed assets of 0.85% for each of RMR, RFR and RDR and 1.00% for RAP. As of December 31, 2006, the managed assets of RMR, RFR, RDR, and RAP were approximately $185 million, $57 million, $71 million and $42 million, respectively. A fund’s managed assets are equal to the net asset value of that fund’s common shares plus the liquidation preference of that fund’s preferred shares and the principal amount of that fund’s borrowings outstanding, if any. For the first five years following the closing of each fund’s first public offering of common shares, RMR Advisors has contractually agreed to waive fees equal to an annual percentage of 0.25% of managed assets of RMR, RFR and RAP, and 0.55% of RDR’s managed assets. During 2006, advisory fees, net of contractual waivers, were $1,020,642, $325,331, $208,776, and $161,074 for RMR, RFR, RDR, and RAP, respectively. Neither RMR Advisors nor any of its affiliated companies receive compensation from any of the funds other than pursuant to the advisory fees described herein and each fund’s administration agreement.

On April 20, 2006, the trustees of RAP approved the investment subadvisory agreement between RAP, RMR Advisors and RAP’s subadvisor. RAP does not pay its subadvisor for services under the investment subadvisory agreement, but RMR Advisors pays the subadvisor a monthly fee equal to an annual rate of 0.375% of RAP’s average daily managed assets, except that until May 25, 2011, the fee payable by RMR Advisors to the subadvisor will be equal to 0.25% of RAP’s average daily managed assets.

To date, amounts paid or payable to RMR Advisors under the administration agreements have been limited to reimbursement of the fees charged to RMR Advisors for each fund by State Street Bank & Trust that totaled $115,153, $114,758, $114,750, and $65,117 for RMR, RFR, RDR, and RAP, respectively, in 2006. Each fund’s board of trustees, and separately each fund’s disinterested trustees, authorized (i) reimbursement payments to RMR Advisors by its fund for services of a chief compliance officer and internal audit services that totaled $39,425, $39,425, $39,425, and $13,142 for RMR, RFR, RDR and RAP, respectively, for 2006; and (ii) the joint participation of RMR Advisors and the RMR Funds in certain insurance policies, for which payments were made by RMR, RFR, RDR and RAP that totaled $19,755, $19,755, $16,287 and $11,203, respectively, during the fiscal year ended December 31, 2006.

Under the terms of the funds’ advisory agreements with RMR Advisors, RMR Advisors provides each fund with an investment program, makes investment decisions for each fund (other than RAP) and manages (except as referred to below) each fund’s business affairs in accordance with that fund’s investment objectives and policies, subject to the general supervision of that fund’s board. RMR Advisors also provides persons satisfactory to each board to serve as the fund’s officers. The advisory agreements for RMR and RFR continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. After the initial two-year term, the advisory agreements for RDR and RAP continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, a fund’s advisory agreement may be terminated by a majority of that fund’s trustees or by proper vote of that fund’s shareholders, at any time upon sixty days’ notice and payment of compensation earned prior to such termination.

Pursuant to RAP’s investment subadvisory agreement with RMR Advisors and RAP’s subadvisor, RAP’s subadvisor makes investment decisions for RAP and generally manages RAP’s assets in accordance with RAP’s investment objective and policies, subject to the general supervision of RMR Advisors and the RAP board. The investment subadvisory agreement will remain in effect until April 19, 2008, and from year to year thereafter if approved annually (i) by RAP’s board or by the holders of a majority of RAP’s outstanding voting shares and (ii) by a majority of the trustees who are not “interested persons,” as defined in the 1940 Act, of any party to the investment subadvisory agreement. So long as the 1940 Act requires such, the subadvisory investment agreement may be terminated (i) by RAP at any time upon giving the subadvisor sixty days’ notice and payment of compensation earned prior to such termination, provided that the termination by RAP is approved by the vote of a majority of RAP’s trustees or by the vote of a majority of RAP’s voting securities, as determined by the 1940 Act, or (ii) by the subadvisor on 120 days’ prior notice to RAP. The investment subadvisory agreement terminates automatically on its assignment.

RMR Advisors is an affiliate of Reit Management & Research LLC, a company principally engaged in providing management services to public companies which own real estate. Together, as of December 31, 2006, the entities managed by RMR Advisors and Reit Management & Research LLC have a total market capitalization of approximately $14.4 billion.

RHR, which is managed by RMR Advisors, has investment objectives which are somewhat similar to RMR, RFR and RDR, and RHR sometimes invests in some of the same securities as RMR, RFR and RDR. The following table sets forth the managed assets and net assets for RHR at December 31, 2006, RMR Advisors’ fee rate for 2006 with respect to RHR and the rate of fees waived by RMR Advisors for 2006 with respect to RHR.

Fund Name	Managed assets at December 31, 2006 ($ in millions)	Net assets at December 31, 2006 ($ in millions)	Fee to RMR Advisors as a percentage of managed assets for 2006	Fee waiver by RMR Advisors as a percentage of managed assets for 2006
RMR Hospitality and Real Estate Fund	$92.3	$64.3	0.85%	0.25%

DIRECTORS AND OFFICERS OF RMR ADVISORS

Information as of December 31, 2006, relating to the directors and officers of RMR Advisors is set forth below. Officers of RMR Advisors are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of RMR Advisors. Additional biographical information about RMR Advisors’ directors and officers can be found elsewhere in this joint proxy statement.

Name (age)	Position	Date position was acquired
Thomas M. O’Brien (40)	President and Director	July 2002
Barry M. Portnoy (61)	Owner, Director and Vice President	July 2002
Gerard M. Martin (72)	Vice President and Director	July 2002
Mark L. Kleifges (46)	Treasurer	September 2004
Jennifer B. Clark (45)	Vice President, Secretary and Chief Legal Officer	July 2002
James J. McKelvey (48)	Vice President	July 2004
John C. Popeo (46)	Vice President	September 2004
Adam D. Portnoy (36)	Owner and Vice President	December 2003 (Vice President); October 2006 (Owner)
William J. Sheehan (62)	Chief Compliance Officer	September 2004

Messrs. Martin and Barry M. Portnoy are trustees of the funds, and Messrs. O’Brien, Kleifges, McKelvey, Popeo, Adam D. Portnoy and Sheehan and Ms. Clark are officers of the funds.

AUDIT COMMITTEE REPORT

In the course of its oversight of the fund’s financial reporting process, the audit committee of each fund has: (1) reviewed and discussed with management each fund’s 2006 audited financial statements for the period ended December 31, 2006; (2) discussed with Ernst & Young LLP, each fund’s independent auditors, the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; (4) discussed with the auditors their independence; and (5) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time. Based on the foregoing review and discussions, each audit committee recommended to its respective board that its respective fund’s audited financial statements be included in the fund’s 2006 annual report to shareholders and filed with the SEC.

AUDIT COMMITTEE
of each of RMR Real Estate Fund,
RMR F.I.R.E. Fund,
RMR Preferred Dividend Fund and
RMR Asia Pacific Real Estate Fund
John L. Harrington, Chairman
Frank J. Bailey
Arthur G. Koumantzelis

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Each board at its respective meeting on February 12, 2007, appointed Ernst & Young LLP as the respective fund’s independent registered public accountants for 2007. A representative of Ernst & Young LLP is expected to be present at the annual meetings, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the annual meetings.

The fees for services provided by Ernst & Young LLP for each fund for the last two years (each fund’s fiscal year is a calendar year) were as follows:

	2005				2006
	RMR	RFR	RDR	RAP*	RMR	RFR	RDR	RAP
Audit fees	$34,000	$34,000	$29,000	—	$35,000	$35,000	$35,000	$30,000
Audit related fees	12,000	12,000	76,000	—	12,000	12,000	12,000	24,000
Tax fees	8,000	8,000	—	—	8,400	8,400	8,400	1,750

Subtotal	54,000	54,000	105,000		55,400	55,400	55,400	55,750
All other fees	—	—	—	—	—	—	—	—

Ernst & Young LLP total fees	$54,000	$54,000	$105,000	—	$55,400	$55,400	$55,400	$55,750

*                    RAP had no operations in 2005.

Each fund’s audit committee has established policies and procedures which are intended to control the services provided and charges by its independent registered public accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by the fund’s independent registered public accountants unless the engagement is specifically pre-approved by the audit committee of the affected fund or the services are included within a category which has been generally approved by the audit committee of the affected fund. The maximum charge for services is established by the audit committees when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, RMR Advisors is required to notify the concerned audit committee when pre-approved services are undertaken and the committee or its chairman may approve amendments or modifications to the engagement or the maximum fees. The Director of Internal Audit of each of the funds is responsible to report to the applicable audit committee regarding compliance with these policies.

The audit committee of a fund will not approve engagements of the fund’s independent registered public accountants to perform non-audit services if doing so will cause the independent registered public accountants to cease to be independent within the meaning of applicable SEC or AMEX rules. In other circumstances, the audit committee considers, among other things, whether the fund’s independent registered public accountants are able to provide the required services in a more or less effective and efficient manner than other available service providers.

There were no non-audit fees billed by Ernst & Young LLP for services rendered to RMR Advisors or MacarthurCook Investment Managers Limited in 2006 or 2005.

All services in 2005 and 2006 for which a fund engaged its independent registered public accountants were approved by the fund’s audit committee. The only non-audit services provided by Ernst & Young LLP to the funds in 2005 and 2006 were for tax services. These tax services involved reviewing the funds’ tax reporting and tax compliance procedures. Each audit committee of the funds determined that the non-audit services provided by Ernst & Young LLP to the applicable fund and RMR Advisors were compatible with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of each of the funds. When considering the engagement of Ernst & Young LLP, each audit committee of the funds considered the working relationship of its fund with Ernst & Young LLP, determined the fees for audit and non-audit services to its fund to be appropriate and approved the engagement of Ernst & Young LLP to provide the audit and non-audit services to its fund. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2005 and 2006 are set forth above.

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST AND BYLAWS OF THE FUNDS

Set forth below is a description of certain present provisions of the declarations of trust and bylaws of each of the funds, which may be deemed to have an anti-takeover effect.

Article III of the declaration of trust allows a fund’s board of trustees to authorize, without shareholder approval, one or more classes of shares, having such preferences, voting powers, terms of redemption, if any, and rights or privileges as the board of trustees may determine. In addition, that Article III also allows the board of trustees to authorize the fund, without shareholder approval, to issue subscription or other rights representing interests in fund shares on terms and conditions as the board of trustees may determine. Moreover, that Article III authorizes the fund, from time to time, to issue a class of an unlimited number of preferred shares, having the powers, rights, qualifications, limitations and restrictions as the board of trustees may determine. Additionally, under Article III of the declaration of trust, any purchase or transfer of shares of the fund to a person whose holding of the shares may cause the fund to incur liability for any tax imposed under the Internal Revenue Code of 1986, as amended, that would not otherwise be imposed but for the purchase or transfer of the fund shares to such person, shall be void ab initio.

Article IV of the declaration of trust provides for a classified board of directors, pursuant to which the board of trustees is divided into three classes of trustees serving staggered three-year terms. There is no cumulative voting in the election of trustees. Article IV of the declaration of trust provides that the board of trustees must consist of not less than three trustees. Subject to that restriction, the number of trustees may be fixed from time to time by the board of trustees. Article IV of the declaration of trust further provides that trustees may only be removed for cause and then only by action of at least 75% of all outstanding shares entitled to vote for the election of such trustee. Under Article IV of the declaration of trust, subject to any limitations imposed by the 1940 Act or other applicable law, vacancies on the board of trustees may generally be filled by a majority of the remaining trustees, including a vacancy that results from an increase in the number of trustees. An exception to this rule exists for shareholders of any class of fund shares which are entitled to separately elect one or more trustees. A majority of the remaining trustees or the sole remaining trustee elected by that class of shares would be entitled to elect a trustee to fill any vacancy among the number of trustees elected by that class of shares. In addition, the 1940 Act provides that if at any time less than a majority of the board of trustees consists of trustees elected by the Fund’s shareholders, a meeting of shareholders shall be called and held within 60 days for the purpose of electing trustees to fill any existing vacancies.

Article V of the declaration of trust prohibits, with certain exceptions, any shareholder or group of affiliated shareholders of a fund from beneficially or constructively owning common shares of the fund in excess of 9.8% of the fund’s outstanding common shares or in excess of 9.8% of all outstanding equity shares of the fund.

Article VI of the declaration of trust provides that actions of shareholders which are required or permitted may only be taken at a meeting and that shareholder meetings may only be called by the board of trustees. In addition, Article VI of the declaration of trust requires compliance with certain procedures for a fund shareholder to properly make a nomination for election to the board or to propose other business for the fund. For further information on these procedures, see “Shareholder Nominations and Proposals.”  Additionally, Article VI of the declaration of trust requires the affirmative vote of at least 75% of each class of the fund’s shares outstanding and entitled to vote on the matter and 75% of the trustees then in office to approve any proposal to convert from a closed-end investment company to an open-end investment company.

Subject to certain exceptions, Article XI of the declaration of trust requires either (i) the affirmative vote of a majority of trustees then in office and at least 75% of the fund’s shares outstanding and entitled to vote or (ii) approval of 75% of the trustees then in office, to approve an amendment to the fund’s declaration of trust.

The bylaws provide that the bylaws may only be amended by resolution of trustees at a meeting of the trustees at which a quorum is present or by a written consent signed by a majority of the trustees.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other record holders may participate in the practice of “householding” proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this joint proxy statement or a fund’s annual report may be sent to multiple shareholders of the same fund in each household. RMR Advisors will promptly deliver a separate copy of either document to you, if you call or write to RMR Advisors at the following address or telephone number: RMR Advisors, Inc. 400 Centre Street, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact RMR Advisors at the above address or telephone number.

OTHER MATTERS

At this time, the boards know of no other matters which will be brought before the annual meetings. However, if other matters properly come before the annual meetings or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the boards

JENNIFER B. CLARK, Secretary of each of RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Asia Pacific Real Estate Fund

Newton, Massachusetts

March   , 2007

IMPORTANT

If your shares are held in your own name, please sign, date and return the enclosed proxy card today. If your shares are held in “Street Name,” you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please return the enclosed proxy card to your broker or bank and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

If you have any questions or need assistance in voting your shares, please call the firm assisting the funds in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Call Toll Free at

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

RMR REAL ESTATE FUND
RMR F.I.R.E. FUND
RMR PREFERRED DIVIDEND FUND
RMR ASIA PACIFIC REAL ESTATE FUND

For the Annual Meeting of Shareholders
To be held on Tuesday, May 8, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES

The undersigned shareholder of RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and/or RMR Asia Pacific Real Estate Fund (each, a “Fund” and collectively, the “Funds”), each a Massachusetts business trust, hereby appoints Thomas M. O’Brien, Gerard M. Martin and Jennifer B. Clark, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting(s) of shareholders of the Fund(s) to be held on Tuesday, May 8, 2007, at 9:30 a.m.(Eastern Daylight Savings Time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting(s) and otherwise to represent the undersigned at the meeting(s) with all powers possessed by the undersigned if personally present at the meeting(s). The undersigned hereby acknowledges receipt of the notice of the annual meeting(s) of shareholders and of the accompanying joint proxy statement and revokes any proxy heretofore given with respect to the meeting(s).

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO A PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE FUND’S NOMINEE FOR TRUSTEE IN EACH OF PROPOSAL 1 AND 2 AND “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO EACH FUND’S DECLARATION OF TRUST IN PROPOSAL 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING(S) OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒          Please mark
votes as in
this example.

RMR REAL ESTATE FUND

THE BOARD OF TRUSTEES RECOMMENDS VOTES “FOR” PROPOSALS 1, 2 AND 3 LISTED BELOW

		FOR	WITHHOLD AUTHORITY
		NOMINEE	FOR NOMINEE
Proposal 1:	Election of Trustee in Class III (Preferred Shares Only): Nominee: Barry M. Portnoy	☐	☐
		FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 2:	Election of Trustee in Class III (Preferred and Common Shares): Nominee: Arthur G. Koumantzelis	☐	☐
		FOR	AGAINST	ABSTAIN
Proposal 3:

Amendment to declaration of trust to explicitly provide that any shareholder that breaches the fund’s declaration of trust or bylaws will indemnify and hold harmless the fund from and against all costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s breach, together with interest on such amounts (Preferred and Common Shares)

		☐	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.

Date

Signature

Signature (if jointly held)

Title:
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒          Please mark
votes as in
this example.

RMR F.I.R.E. FUND

THE BOARD OF TRUSTEES RECOMMENDS VOTES “FOR” PROPOSALS 1, 2 AND 3 LISTED BELOW

		FOR	WITHHOLD AUTHORITY
		NOMINEE	FOR NOMINEE
Proposal 1:	Election of Trustee in Class III (Preferred Shares Only): Nominee: Barry M. Portnoy	☐	☐
		FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 2:	Election of Trustee in Class III (Preferred and Common Shares): Nominee: Arthur G. Koumantzelis	☐	☐
		FOR	AGAINST	ABSTAIN
Proposal 3:

Amendment to declaration of trust to explicitly provide that any shareholder that breaches the fund’s declaration of trust or bylaws will indemnify and hold harmless the fund from and against all costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s breach, together with interest on such amounts (Preferred and Common Shares)

		☐	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.

Date

Signature

Signature (if jointly held)

Title:
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒          Please mark
votes as in
this example.

RMR PREFERRED DIVIDEND FUND

THE BOARD OF TRUSTEES RECOMMENDS VOTES “FOR” PROPOSALS 1, 2 AND 3 LISTED BELOW

		FOR	WITHHOLD AUTHORITY
		NOMINEE	FOR NOMINEE
Proposal 1:	Election of Trustee in Class III (Preferred Shares Only): Nominee: Barry M. Portnoy	☐	☐
		FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 2:	Election of Trustee in Class III (Preferred and Common Shares): Nominee: Arthur G. Koumantzelis	☐	☐
		FOR	AGAINST	ABSTAIN
Proposal 3:

Amendment to declaration of trust to explicitly provide that any shareholder that breaches the fund’s declaration of trust or bylaws will indemnify and hold harmless the fund from and against all costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s breach, together with interest on such amounts (Preferred and Common Shares)

		☐	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.

Date

Signature

Signature (if jointly held)

Title:
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒          Please mark
votes as in
this example.

RMR ASIA PACIFIC REAL ESTATE FUND

THE BOARD OF TRUSTEES RECOMMENDS VOTES “FOR” PROPOSALS 1, 2 AND 3 LISTED BELOW

		FOR	WITHHOLD AUTHORITY
		NOMINEE	FOR NOMINEE
Proposal 1:	Election of Trustee in Class III: Nominee: Barry M. Portnoy	☐	☐
		FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 2:	Election of Trustee in Class III: Nominee: Arthur G. Koumantzelis	☐	☐
		FOR	AGAINST	ABSTAIN
Proposal 3:

Amendment to declaration of trust to explicitly provide that any shareholder that breaches the fund’s declaration of trust or bylaws will indemnify and hold harmless the fund from and against all costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s breach, together with interest on such amounts

		☐	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.

Date

Signature

Signature (if jointly held)

Title:
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.